UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 8, 2017, Validus Holdings, Ltd. (“Validus” or the “Company”) issued a press release announcing leadership appointments designed to enhance the development and execution of its global strategy. These leadership appointments reflect an organizational change that results in three new reportable segments for the Company: Reinsurance, Insurance and Asset Management.

For informational purposes only, and to assist in understanding the disclosure impact of the change in reportable segments, the Company has released on its website supplemental financial data containing revised segment information. This information does not constitute a restatement of the Company's previously issued consolidated financial statements.

The change in reportable segments will be reflected in the consolidated financial statements reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2017. All prior periods presented will be reclassified to conform to this new presentation. The change in reportable segments has no impact on the Company's historical consolidated financial positions, results of operations or cash flows as previously reported.

A copy of the Press Release and related Supplemental Financial Data are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively and are incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release (“Validus Holdings, Ltd. Announces Leadership Roles in new Reportable Segments”) dated December 8, 2017.
99.2	Supplemental Financial Data - Revised Segment Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2017

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Jeffrey D. Sangster

Name:	Jeffrey D. Sangster
Title:	Executive Vice President and Chief Financial Officer